UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021 (May 18, 2021)

Assisted 4 Living, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-226979	82-1884480
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6801 Energy Court, Suite 201 Sarasota, Florida	34240
(Address of Principal Executive Office)	(Zip Code)

(855) 668-3331

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 18, 2021, Assisted 4 Living, Inc., a Nevada corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that the Company changed accountants and dismissed Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) (“Pinnacle”) as the Company’s independent registered public accounting firm, effective May 14, 2021. The Company provided Pinnacle with a copy of the Original Form 8-K on the same day the Company filed it with the Securities and Exchange Commission (“SEC”), and requested that Pinnacle furnish the Company with a letter addressed to the SEC stating whether or not they agree with the statements made in the Original Form 8-K.

This amendment to the Original Form 8-K is being filed in order to provide the SEC with a copy of Pinnacle’s letter dated May 20, 2021, which is attached as Exhibit 16.1 to this amendment to the Original Form 8-K. Except as set forth in this amendment to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter dated May 20, 2021 from Pinnacle Accountancy Group of Utah (a dba of Heaton & Company, PLLC) to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 20, 2021	ASSISTED 4 LIVING, INC.

	By:	/s/ Janet Huffman
Janet Huffman, CFO

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